EXHIBIT 99.1

                    CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                         PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the Quarterly Report on Form 10-Q of RAMTRON INTERNATIONAL CORPORATION for the quarter ended June 30, 2002, I, William W. Staunton, III, Chief Executive Officer of RAMTRON INTERNATIONAL CORPORATION, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

    (1) such Quarterly Report on Form 10-Q of RAMTRON INTERNATIONAL CORPORATION for the quarter ended June 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) the information contained in such Quarterly Report on Form 10-Q of RAMTRON INTERNATIONAL CORPORATION for the quarter and six months ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of RAMTRON
         INTERNATIONAL CORPORATION.


By:  /S/ William W. Staunton, III
   -------------------------------
   WILLIAM W. STAUNTON, III
   Chief Executive Officer

August 14, 2002

                                    Page-1